UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 28, 2008
RANGE RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-12209 (Commission File Number)	34-1312571 (IRS Employer Identification No.)

100 Throckmorton Street, Suite 1200 Ft. Worth, Texas (Address of principal executive offices)		76102 (Zip Code)
Registrant’s telephone number, including area code: (817) 870-2601
(Former name or former address, if changed since last report): Not applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.
The following documents are filed with reference to and are hereby incorporated by reference as exhibits to the Registration Statement on Form S-3 (File No. 333-135193) which became automatically effective on June 21, 2006.
(d)	Exhibits.

Exhibit
Number	Description
23.3	Consent of DeGolyer and MacNaughton

23.4	Consent of H.J. Gruy and Associates, Inc.

23.5	Consent of Wright & Company, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGE RESOURCES CORPORATION
By:	/s/ Rodney L. Waller
Rodney L. Waller
Senior Vice President

Date: April 28, 2008

EXHIBIT INDEX

Exhibit
Number	Description
23.3	Consent of DeGolyer and MacNaughton

23.4	Consent of H.J. Gruy and Associates, Inc.

23.5	Consent of Wright & Company, Inc.